The date of this supplement is July 28, 2008.

F61-041 7/28/08

T. Rowe Price Science & Technology Fund, Inc.

T. Rowe Price Science & Technology Fund—Advisor Class

Supplement to prospectuses dated May 1, 2008

This updates the prospectuses for the Science & Technology Fund and the Science & Technology Fund—Advisor Class dated May 1, 2008.

The Portfolio Management paragraph in Section 3 of the prospectuses is amended to reflect the following change:

Effective January 1, 2009, Kennard W. Allen will replace Michael F. Sola as Chairman of the Investment Advisory Committee. Mr. Allen currently serves as a member of the committee and vice president of the fund. He joined T. Rowe Price in 2000 and his investment experience dates from 1999.